Business Combination	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combination
3.	Business Combination

On October 7, 2016, AVM completed the AVM Merger with PeerStream, pursuant to which SAVM Acquisition Corporation, PeerStream’s former wholly owned subsidiary, merged with and into AVM, with AVM surviving as a wholly owned subsidiary of PeerStream.

As a result of the AVM Merger, the former shareholders of A.V.M. Software, Inc. received shares of PeerStream, Inc.’s common stock representing approximately 77.9% of the outstanding shares of common stock of the post-AVM Merger combined company, and PeerStream, Inc.’s former shareholders retained approximately 22.1% of the outstanding shares of common stock of the post-AVM Merger combined company, in each case including shares of unvested restricted stock in the total number of shares of PeerStream, Inc. common stock outstanding.

Consideration in this transaction consisted of the issuance of 1,486,298 shares of PeerStream, Inc. to the former shareholders of A.V.M. Software, Inc., which was based on the Exchange Ratio (as defined in the AVM Merger Agreement). The shares were valued at the market price per share of common stock as of the closing date, which was $5.60. The fair value of the vested PeerStream options at the time of AVM Merger was estimated using the Black-Sholes pricing model.

Consideration	Shares	Value
PeerStream shares	1,486,298	$8,322,852
PeerStream options	130,965	$318,214
		$8,641,066

The estimated fair value of the assets acquired and liabilities assumed is as follows:

Accounts	Amount
Cash and cash equivalents	$1,460,494
Credit card holdback receivable	161,140
Accounts receivable	192,490
Other receivable	190,000
Prepaid expense and other current assets	61,248
Fixed assets, net	98,552
Notes receivable	82,452
Long term security deposits	279,410
Intangibles assets, net	3,952,000
Goodwill	9,960,017
Accounts payable	(1,380,336)
Accrued expenses and other current liabilities	(460,719)
Deferred subscription revenue	(1,045,856)
Term note payable	(200,000)
Note payable, net of discount	(3,000,000)
Deferred rent, net of current portion	(116,240)
Capital lease obligations, net of current portion	(12,786)
Deferred tax liability	(1,580,800)
Total consideration	$8,641,066

As part of the original valuation analysis, the Company identified intangible assets, including subscriber relationships, trade names, trademarks, product names, URLs, internally developed software and lead pool. The fair value of identifiable intangible assets is determined primarily using the “income approach,” which requires a forecast of all of the expected future cash flows. Final allocation was determined by a third party valuation specialist hired by management. The following table summarizes the fair value of the identifiable intangible assets and their respective useful lives:

	Estimated Fair Value	Estimated Useful Life in Years
Subscriber relationships	$1,940,000	3
Trade names, trademarks, product names, URLs	1,000,000	5
Internally developed software	730,000	5
Lead pool	282,000	2
Total acquired assets	$3,952,000

The Company finalized the original valuation and as part of a revision for the AVM Merger, the Company made an adjustment to increase the fair value of the deferred revenue at the acquisition date by $234,144, offset by a decrease in deferred tax liability of $1,452,339, with a corresponding decrease to goodwill reflected in the accompanying condensed consolidated financial statements. Additionally, the change to the provisional amount resulted in amortization of deferred revenue of $65,000 during the year ended December 31, 2017.